UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2021

HC2 HOLDINGS, INC.

(Exact name of registrant as specified in its charter.)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 Madison Avenue, 12th Floor
New York, NY 10017
(Address of principal executive offices)

(212) 235-2690
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HCHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the "Annual Meeting") of the Company was held on June 17, 2021. The final voting results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1:    Election of Directors

The holders of the shares of the Company’s Common Stock and Preferred Stock, voting as a single class and with the Preferred Stock voting on an as-converted basis, voted to elect the following six nominees as members of the Board of Directors of the Company, each to hold office until the Company’s 2022 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified. The results of the vote were as follows:

Director Name	For	Against	Abstain	Broker Non-Votes
Avram A. Glazer	45,198,832	2,377,332	203,868	12,199,910
Wayne Barr, Jr.	45,748,272	1,739,822	291,938	12,199,910
Kenneth S. Courtis	39,109,573	8,560,073	110,386	12,199,910
Warren H. Gfeller	43,293,432	4,194,658	291,942	12,199,910
Michael Gorzynski	39,372,535	8,326,489	81,008	12,199,910
Shelly C. Lombard	39,170,297	8,405,235	204,500	12,199,910

Proposal 2:    Approval of Advisory Vote on the Compensation of the Company's Named Executive Officers (“Say on Pay Vote”)

The holders of the Company’s Common Stock and Preferred Stock, voting as a single class and with the Preferred Stock voting on an as-converted basis, voted to approve the non-binding, advisory proposal on the compensation of the Company’s named executive officers. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
44,274,323	3,374,197	131,512	12,199,910

Proposal 3:    Ratification of the appointment of BDO USA, LLP, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021

The holders of the Company’s Common Stock and Preferred Stock, voting as a single class and with the Preferred Stock voting on an as-converted basis, voted to ratify the appointment of BDO USA, LLP, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
59,917,676	44,762	17,504	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2021

HC2 Holdings, Inc. (Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer